Exhibit 99.1

MUSTANG CAPITAL ADVISORS, LP

Index to Financial Statements

Consolidated Financial Statements of Mustang Capital Advisors, LP:
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Balance Sheets —December 31, 2007 and 2006	F-2
Consolidated Statements of Income —Years Ended December 31, 2007 and 2006	F-3
Consolidated Statements of Changes in Partners’ Capital —Years Ended December 31, 2007 and 2006	F-4
Consolidated Statements of Cash Flows —Years Ended December 31, 2007 and 2006	F-5
Notes to Audited Consolidated Financial Statements	F-6 – F-9
Unaudited Consolidated Financial Statements of Mustang Capital Advisors, LP:
Consolidated Balance Sheets – June 30, 2008 and December 31, 2007	F-10
Consolidated Statements of Income – Six Months Ended June 30, 2008 and December 31, 2007	F-11
Consolidated Statement of Changes in Partners’ Capital – Six Months Ended June 30, 2008	F-12
Consolidated Statements of Cash Flows – Six Months Ended June 30, 2008 and 2007	F-13
Notes to Unaudited Consolidated Financial Statements	F-14 – 17

Report of Independent Auditors

The Partners of

Mustang Capital Advisors, LP

We have audited the accompanying consolidated balance sheets of Mustang Capital Advisors, LP and Subsidiaries as of December 31, 2007 and 2006 and the related consolidated statements of income, changes in partners’ capital, and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mustang Capital Advisors, LP and Subsidiaries at December 31, 2007 and 2006 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the financial statements include investments in securities valued at $5,131,000 as of December 31, 2007 (approximately 37.8% of total partners’ capital and minority interests) and $4,724,000 as of December 31, 2006 (approximately 43.7% of total partners’ capital and minority interests), whose fair value is estimated by the General Partner in the absence of readily ascertainable market values.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.

/s/ Dixon Hughes PLLC

High Point, North Carolina

May 6, 2008

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Balance Sheets

December 31, 2007 and 2006

	2007	2006
Assets
Cash and cash equivalents	$19,295	$9,071
Portfolio investments	12,636,716	8,210,120
Due from broker	968,101	2,598,814
Other assets	4,963	6,465

Total assets	$13,629,075	$10,824,470

Liabilities and Partners’ Capital
Liabilities
Accrued expenses	$57,402	$20,375
Total current liabilities	57,402	20,375

Minority interests	12,672,954	10,279,485

Partners’ Capital
General partner	11,356	6,811
Limited partner	887,363	517,799
Total partners’ capital	898,719	524,610

Total liabilities and partners’ capital	$13,629,075	$10,824,470

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statements of Income

Years Ended December 31, 2007 and 2006

	2007	2006
Revenues:
Management fee income	$414,062	$292,980

Expenses:
General and administrative	73,841	88,092
Professional fees	106,151	56,542
Total expenses	179,992	144,634

Net operating income before net portfolio income	234,070	148,346

Net portfolio income	3,006,532	1,541,847

Income before minority interests in income of consolidated entities	3,240,602	1,690,193

Minority interests in income of consolidated entities	2,393,469	1,315,602

Net income	$847,133	$374,591

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statements of Changes in Partners’ Capital

Years Ended December 31, 2007 and 2006

	General Partner	Limited Partner	Total

Balances at December 31, 2005	$5,600	$428,855	$434,455

Allocation of net income	3,746	370,845	374,591
Distributions	(2,535)	(281,901)	(284,436)

Balances at December 31, 2006	6,811	517,799	524,610

Allocation of net income	8,471	838,662	847,133
Distributions	(3,926)	(469,098)	(473,024)

Balances at December 31, 2007	$11,356	$887,363	$898,719

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statements of Cash Flows

Years Ended December 31, 2007 and 2006

	2007	2006
Operating activities:
Net income	$847,133	$374,591

Adjustments to reconcile net income to net cash provided by operating activities:
Minority interests in income of consolidated entities	2,393,469	1,315,602
Net realized gains on investments	(1,095,734)	(789,194)
Net unrealized gains on investments	(1,764,434)	(620,474)

Cash flows due to changes in operating assets and liabilities:
Due from broker	1,630,713	(2,476,635)
Other assets	1,502	11,215
Due to broker	-	(124,602)
Accrued expenses	37,027	(21,888)
Investment purchases	(14,672,843)	(5,638,824)
Cash proceeds from sales of investments	13,106,415	8,261,210
Net cash provided by operating activities	483,248	291,001

Financing activities:
Distributions to partners	(473,024)	(284,436)
Net cash used in financing activities	(473,024)	(284,436)

Net increase in cash and cash equivalents	10,224	6,565
Cash and cash equivalents, beginning of year	9,071	2,506
Cash and cash equivalents, end of year	$19,295	$9,071

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)
Notes to Consolidated Financial Statements
December 31, 2007 and 2006

1.           Organization

Mustang Capital Advisors, LP (the “Partnership”), a Texas limited partnership, is a registered investment advisor, and is the investment advisor to, and the general partner of Mustang Capital Partners I, LP and Mustang Capital Partners II, LP (collectively, the “Funds”).  The Funds are private investment funds organized for the purpose of trading and investing in securities.

The Partnership also provides fee-based investment advisory services to individual investors.

2.           Significant Accounting Policies

Basis of Accounting

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The accompanying consolidated financial statements include the operations of the Partnership and the Funds.  All material inter-company transactions and balances have been eliminated in consolidation.

The Partnership’s interest in the Funds is within the scope of the Emerging Issues Task Force (“EITF”) Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners have Certain Limited Rights (“EITF 04-5”).  Although the Partnership has a minority economic interest in the Funds, it has a majority voting interest and controls the management of the Funds.  Additionally, although the Funds limited partners hold a majority economic interest in the Funds, they do not have the right to dissolve the partnerships, nor do they have substantive kick-out rights or participating rights that would overcome presumption of control by the Partnership.  Accordingly, the Partnership consolidates the Funds and records minority interest for the economic interests in the Funds held by the limited partners.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include demand deposits and money market funds.

Portfolio Investments

Portfolio investments consist of equity securities held by the Funds for investment purposes.  The Funds are, for GAAP purposes, investment companies defined in the AICPA Audit and Accounting Guide Investment Companies.  Thus, the Funds reflect their investments on the Consolidated Statements of Financial Condition at fair value, with unrealized gains and losses resulting from changes in fair value reflected as a component of net portfolio income in the Consolidated Statements of Income.

The Funds value investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the period.  Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price.

A significant amount of the investments (side pocket investments) have been valued, in the absence of observable market prices, by the Partnership.  For investments for which observable market prices do not exist, such investments are reported at fair value as determined by the Partnership.  Fair value is determined using valuation methodologies after giving consideration to a range of factors including last known sales price; any current bids or offers on the stock; comparisons to publicly traded stocks with appropriate discounts for liquidity; size of position; control data research and current market conditions.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.

Securities transactions are recorded on a trade-date basis.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Realized gains and losses from securities transactions are computed on a first-in, first-out basis.

Due from Broker

In the normal course of business, substantially all of the Funds’ securities transactions, money balances and security positions are transacted with a broker.  The Funds are subject to credit risk to the extent any broker with whom they conduct business is unable to fulfill contractual obligations on their behalf.  Management monitors the financial condition of its broker and does not anticipate any losses from this counterparty.

Recent Accounting Pronouncements

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160 (“SFAS 160”), “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51.”  SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarifies that a noncontrolling interest in a subsidiary, which is sometimes referred to as minority interest, is an ownership interest in the consolidated entity that should be reported as equity in our Consolidated Financial Statements.  Among other requirements, this statement requires that the consolidated net income attributable to the parent and the noncontrolling interest be clearly identified and presented on the face of the consolidated income statement.  SFAS 160 is effective for the first fiscal period beginning on or after December 15, 2008.  The impact of adopting SFAS 160 on our Consolidated Financial Statements has not yet been determined but the effect could be significant.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”).  SFAS No. 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted.  We have not yet determined the impact, if any, that the implementation of SFAS No. 157 will have on our results of operations or financial condition.

Partners’ Capital

Minority interest represents the limited partners’ interest in the earnings and equity of the Funds.  In accordance with the limited partnership agreements of the Funds, profits and losses of the Funds are allocated to the limited and general partners according to their respective interests in the Funds.  In addition, the general partner (Mustang Capital Advisors, LP) receives a performance allocation from each limited partner’s capital account if the annual net profit attributable to the limited partner is in excess of a non-cumulative return equal to an annual rate of 4% of the limited partner’s capital account balance as of the beginning of the year (“Hurdle Rate”), as adjusted for any additional contributions or partial withdrawals during the year.  The performance allocation from each limited partner’s capital account to the general partner’s account is equal to 20% of the net profits above the limited partner’s hurdle rate, subject to a loss carry-forward calculation.

The performance allocation is not allocated to the general partner for side pocket investments until a liquidity event has taken place, at which time the general partner is allocated 20% of the net profits realized in excess of the 4% hurdle rate.  At December 31, 2007 and 2006, if a recognition event had taken place on all side pocket investments, the performance allocation to the Partnership on these side pocket investments would have been approximately $296,000 and $199,000, respectively.

Income Taxes

No provision for federal or state income taxes is made in the accompanying consolidated financial statements since the Partnership and the consolidated funds are not subject to income taxes.  The partners are required to include their proportionate share of income in their individual tax returns.

Management Fee Income

The Partnership receives fees for investment advisory services performed for third parties.  Management fees are charged based on a percentage of assets under management.  Assets under management for third parties, which are not included in the accompanying financial statements, amounted to approximately $44 million at December 31, 2007 and $29 million at December 31, 2006.

3.           Portfolio Investments

Portfolio investments are investments in equity securities held by Mustang Capital Partners I and II.  As discussed in Note 1, Mustang Capital Partners I and II are for GAAP purposes, investment companies under the AICPA Audit and Accounting Guide, Investment Companies.  The Partnership has retained the specialized accounting for Mustang Capital Partners I and II pursuant to EITF Issue No. 85-12, Retention of Specialized Accounting for Investments in Consolidation.  As such, marketable equity securities held by Mustang Capital Partners I and II are recorded at fair value in portfolio investments, with unrealized gains and losses resulting from changes in fair value reflected in the consolidated statements of income.

The following is a summary of marketable equity securities held by Mustang Capital Partners I and II as of December 31, 2007 and 2006, all of which are in the United States:

	December 31, 2007
	Cost	Fair Value
Investments in equity securities at fair value
OI Corporation	$1,881,182	$1,923,620
Western Sizzlin Corporation	1,596,838	2,942,643
Other	2,418,844	2,639,453
	5,896,864	7,505,716
Investments in equity securities at estimated fair value as determined by management
FVNB Corporation	2,365,342	3,786,000
Trinity Bank, N.A.	750,000	1,345,000
	3,115,342	5,131,000

Total portfolio investments	$9,012,206	$12,636,716

	December 31, 2006
	Cost	Fair Value
Investments in equity securities at fair value
International Bancshares Corporation	$1,331,792	$1,390,950
Cullen Frost Bankers, Inc.	358,915	550,441
Western Sizzlin Corporation	668,008	695,360
Other	675,987	849,323
	3,034,702	3,486,074
Investments in equity securities at estimated fair value as determined by management
FVNB Corporation	$2,365,342	$3,085,296
Trinity Bank, N.A.	750,000	1,278,750
Other	200,000	360,000
	3,315,342	4,724,046

Total portfolio investments	$6,350,044	$8,210,120

The gross realized gains on investments in securities were $1,325,831 and $993,096 in 2007 and 2006, respectively.  The gross realized losses on investments in securities were $230,097 and $203,902 in 2007 and 2006, respectively.

The limited partner of Mustang Capital Advisors, LP, who directly and indirectly owns 100% of the Partnership, served on the Board of Directors of Trinity Bank, N.A. (A portfolio investment of the Funds) until March of 2006.

The following table summarizes the net portfolio income in the consolidated statements of income for the years ended December 31, 2007 and 2006:

	2007	2006

Money-market dividends	$50,045	$57,904
Interest income	96,319	74,275
Net realized gain on securities	1,095,734	789,194
Net change in unrealized appreciation on securities	1,764,434	620,474

	$3,006,532	$1,541,847

4.           Subsequent Event

Subsequent to December 31, 2007, the Partnership signed a term sheet to sell a controlling interest in Mustang Capital Advisors, LP to Western Sizzlin Corporation (Western).  Under the proposed transaction, Western will purchase a 50.5% limited partnership interest in Mustang Capital Advisors, LP and a 51% membership interest in Mustang Capital Management, LP which owns a 1% interest in Mustang Capital Advisors, LP as its general partner.  The total sales price for these interests will be $1,173,000, consisting of $300,000 in cash and $873,000 in shares of Western Sizzlin Corporation common stock.  The transaction is subject to definitive documentation.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Balance Sheets

June 30, 2008 (unaudited) and December 31, 2007 (audited)

	June 30, 2008	December 31, 2007
Assets
Cash and cash equivalents	$10,669	$19,295
Portfolio Investments	5,359,867	12,636,716
Due from broker	5,071,289	968,101
Other assets	6,551	4,963

Total Assets	$10,448,376	$13,629,075

Liabilities and Partners’ Capital
Liabilities	-
Accrued expenses	$35,839	$57,402
Total current liabilities	35,839	57,402

Minority interests	9,603,974	12,672,954

Partners’ Capital
General partner	10,849	11,356
Limited partner	797,714	887,363
Total partners’ capital	808,563	898,719

Total liabilities and partners’ capital	$10,448,376	$13,629,075

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statements of Income

Six Months Ended June 30, 2008 and 2007
(Unaudited)

	Six Months Ended June 30,
	2008	2007
Revenues:
Management Fee Income	$249,912	$175,775

Expenses:
General and administrative	8,171	57,625
Professional fees	52,877	28,340
Total expenses	61,048	85,965

Net operating income before net portfolio income	188,864	89,810

Net portfolio income (loss)	(423,145)	2,064,599

Income (loss) before minority interests in income (loss) of
consolidated entities	(234,281)	2,154,409

Minority interests in income (loss) of consolidated entities	(637,665)	1,676,555

Net income	$403,384	$477,854

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statement of Changes in Partners' Capital

Six Months Ended June 30, 2008
(Unaudited)

	General Partner	Limited Partner	Total

Balances at December 31, 2007	$11,356	$887,363	$898,719

Allocation of net income	4,033	399,351	403,384
Distributions	(4,540)	(489,000)	(493,540)

Balances at June 30, 2008	$10,849	$797,714	$808,563

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP and Subsidiaries
(A Texas Limited Partnership)

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2008 and 2007
(Unaudited)

	Six Months Ended June 30,
	2008	2007
Operating activities:
Net Income	$403,384	$477,854

Adjustments to reconcile net income to net cash
provided by operating activities:
Minority interests in income of consolidated entities	(3,068,980)	1,396,461
Net realized gains on investments	(1,691,497)	(730,097)
Net unrealized losses on investments	2,411,206	(986,009)

Cash flows due to changes in operating assets and liabilities:
Due from broker	(4,103,188)	1,754,257
Other assets	(1,588)	2,410
Due to broker	-	-
Accrued expenses	(21,563)	(7,007)
Distributions to minority interests	2,189,474	-
Investment purchases	(1,971,568)	(4,930,374)
Cash proceeds from sales of investments	6,339,234	3,288,974
Net cash provided by operating activities	484,914	266,469

Financing activities:
Distributions to partners	(493,540)	(262,854)
Contributions from partners	-	-
Net cash used in financing activities	(493,540)	(262,854)

Net decrease in cash and cash equivalents	(8,626)	3,615
Beginning balance cash and cash equivalents	19,295	9,071
Ending balance cash and cash equivalents	$10,669	$12,686

See accompanying notes to consolidated financial statements.

Mustang Capital Advisors, LP
(A Texas Limited Partnership)
Notes to Consolidated Financial Statements
June 30, 2008 and 2007

1.           Organization

Mustang Capital Advisors, LP (the “Partnership”), a Texas limited partnership is a registered investment advisor, and is the investment advisor to ,and the general partner of both Mustang Capital Partners I, LP and Mustang Capital Partners II, LP (the “Funds). The Funds are private investment funds organized for the purpose of trading and investing in securities.

The Partnership also provides fee based investment advisory services to individual investors.

2.           Significant Accounting Policies

Basis of Accounting

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Principles of Consolidation

The accompanying consolidated financial statements include the operations of the Partnership and the Funds.  All material inter-company transactions and balances have been eliminated in consolidation.

The Partnership’s interest in the Funds is within the scope of the Emerging Issues Task Force (“EITF”) Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners have Certain Limited Rights (“EITF 04-5”).  Although the Partnership has a minority economic interest in the Funds, it has a majority voting interest and controls the management of the Funds.  Additionally, although the Funds limited partners hold a majority economic interest in the Funds they do not have the right to dissolve the partnerships or have substantive kick-out rights or participating rights that would overcome presumption of control by the Partnership.  Accordingly the Partnership consolidates the Funds and records minority interest for the economic interests in the Funds held by the limited partners.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include demand deposits and money market funds.

Portfolio Investments

Portfolio investments consist of equity securities held by the Funds for investment purposes.  The Funds are, for GAAP purposes, investment companies under the AICPA Audit and Accounting Guide Investment Companies. Thus, the Funds reflect their investments on the Consolidated Statements of Financial Condition at fair value, with unrealized gains and losses resulting from changes in fair value reflected as a component of net portfolio income in the Consolidated Statements of Income.

The Funds value investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the period.  Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price.

A significant amount of the investments (Side pocket investments) have been valued, in the absence of observable market prices, by the Partnership. For investments for which observable market prices do not exist, such investments are reported at fair value as determined by the Partnership.  Fair value is determined using valuation methodologies after giving consideration to a range of factors including last known sales price; any current bids or offers on the stock; comparisons to publicly traded stocks with appropriate discounts for liquidity; size of position; control data research; current market conditions. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that can not be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.

Securities transactions are recorded on a trade-date basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from securities transactions are computed on a first-in, first-out basis.

Due from Broker

In the normal course of business, substantially all of the Funds’ securities transactions, money balances and security positions are transacted with a broker.  The Funds are subject to credit risk to the extent any broker with whom they conduct business is unable to fulfill contractual obligations on their behalf.  Management monitors the financial conditions of such brokers and does not anticipate any losses from these counterparties.

Office Equipment

Office equipment is recorded at cost.  Depreciation is calculated using the straight-line method over the asset’s useful life, which is five years.

Partners’ Capital

Minority interest represents the limited partners’ interest in the earnings and equity of the Funds.  In accordance with the limited partnership agreements of the Funds, profits and losses of the Funds are allocated to the limited and general partners according to their respective interests in the Funds.  In addition, the general partner (Mustang Capital Advisors, LP) receives a performance allocation from each limited partner’s capital account if the annual net profit attributable to the limited partner is in excess of a non-cumulative return equal to an annual rate of 4% of the limited partner’s capital account balance as of the beginning of the year (“Hurdle Rate”), as adjusted for any additional contributions or partial withdrawals during the year.  The performance allocation from each limited partner’s capital account to the general partner’s account is equal to 20% of the net profits above the limited partner’s hurdle rate, subject to a loss carry-forward calculation.

The performance allocation is not allocated to the general partner for side pocket investments until a liquidity event has taken place, at which time the general partner is allocated 20% of the net profits realized in excess of the 4% hurdle rate. At June 30, if a recognition event had taken place on all side pocket investments, the performance allocation to the Partnership on these side pocket investments would have been approximately $101,000 and $215,800 for 2008 and 2007, respectively.

Income Taxes

No provision for federal or state income taxes is made in the accompanying consolidated financial statements since the Partnership is not subject to income taxes. The partners are required to include their proportionate share of income in their individual tax returns.

Management Fee Income

The Partnership receives fees for investment advisory services performed for third parties.

3.           Portfolio Investments

The following table presents a summary of the investments held by the Funds at June 30, 2008.  These investments are presented as a percentage of investments of the Funds.

	Percentage of Investments of Consolidated Mustang Funds	Market or fair value
All investments are in the United States.

Investments in securities, at market value:
Common Stocks:
Banking
Chemung Financial Corporation	11.8%	$635,114
Hallmark Financial Services	5.7%	304,605
Manufacturing
OI Corporation	44.7%	2,395,268
Retail Trade
Western Sizzlin Corporation	3.1%	164,640
Service
Computer Services, Incorporated	9.6%	517,440
Sanders, Morris, Harris Group	1.3%	67,800
Total investments, at market value	76.2%	$4,084,867

Investments in securities, at fair value:
Common Stocks:
Banking
Trinity Bank, N.A.	23.8%	1,275,000
Total investments, at fair value	23.8%	1,275,000

Total investments in securities	100.0%	$5,359,867

The following table presents a summary of the investments held by the Funds at June 30, 2007.  These investments are presented as a percentage of investments of the Funds.

	Percentage of Investments of Consolidated Mustang Funds	Market or fair value
All investments are in the United States.

Investments in securities, at market value:
Common Stocks:
Banking
International Bancshares	5.5%	$633,839
Southside Bancshares	2.4%	272,239
Texas Capital Bancshares	8.4%	972,225
Hallmark Financial Services	3.3%	381,780
Energy
Westmoreland Coal Co.	0.3%	30,162
Manufacturing
OI Corporation	7.6%	881,963
Team Inc.	1.9%	224,850
Hardinge Inc.	1.5%	170,150
Brush Wellman	2.7%	314,925
Retail Trade
Western Sizzlin Corporation	11.9%	1,379,338
Service
Computer Services, Incorporated	6.8%	791,565
Burlington Northern	3.7%	425,700
Willbros Group	3.7%	430,360
Total investments, at market value	59.7%	$6,909,096

Investments in securities, at fair value:
Common Stocks:
Banking
First Victoria National Bank	28.8%	3,327,280
Trinity Bank, N.A.	11.5%	1,331,250
Total investments, at fair value	40.3%	4,658,530

Total investments in securities	100.0%	$11,567,626

The gross realized gains on investments in securities for the six months ended June 30 were $2,080,229 and $1,018,144 for 2008 and 2007, respectively. The gross realized losses on investments in securities for the six months ended June 30 were $146,890 and $10,710 for 2008 and 2007, respectively.

The following table summarizes the net portfolio income in the consolidated statements of income for the six months ended June 30:

	June 30, 2008	June 30, 2007
Money-market dividends	$39,705	$17,987
Interest income	15,018	53,170
Net realized gain on securities	1,933,339	1,007,434
Net change in unrealized appreciation on securities	(2,411,207)	986,008
Portfolio income, net	$(423,145)	$2,064,599

4.           Performance Allocation

The Partnership receives a performance allocation from each limited partner’s capital account in the Funds at December 31 of each year equal to 20% of the net profits above the limited partner’s 4% annual return, subject to a loss carry-forward calculation.  The performance allocation is not allocated annually for Side Pocket investments.  Only upon a recognition event, as defined in the operating agreements, will the Partnership be allocated 20% of the net profits above the limited partner’s 4% annual priority return.